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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported): April 27, 2004

                                   VANS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          0-19402                                         33-0272893
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(Commission File Number)                    (I.R.S. Employer Identification No.)

         15700 Shoemaker Avenue, Santa Fe Springs, California 90670-5515
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               (Address of Principal Executive Offices)      (Zip Code)

                                 (562) 565-8267
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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        Item 5. Other Events

               On April 27, 2004, the plaintiff in the derivative action captioned In Re Vans, Inc. Derivative Litigation, Lead Case No. BC309805, filed in Superior Court for the County of Los Angeles, amended the consolidated complaint to add class action allegations that the proposed merger between Vans, Inc. and VF Corporation, announced on April 27, 2004 (the "Merger"), is unfair to Vans's shareholders and intended to (i) insulate the defendants from liability under the ongoing federal securities class action and the derivative litigation, and (ii) personally benefit them. The amended complaint purports to seek class action status. While the amended complaint alleges that the defendants should be enjoined from proceeding with the consummation of the transaction, the plaintiff has not filed an application for a temporary restraining order or other injunctive relief.


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                                   SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         VANS, INC.
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                                         (Registrant)

Date:  May 3, 2004                  By   /s/ Craig E. Gosselin
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                                         Craig E. Gosselin
                                         Senior Vice President
                                         and General Counsel